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                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DINA DUBLON AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of his or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desires to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on February 21, 1995, authorizing the preparation and filing of shelf registration statements, pursuant to Rule 415 of the Securities and Exchange Commission implementing the Act, for the offer and sale of debt and equity securities of the Corporation, in the aggregate, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) rights, (iv) warrants, (v) debt obligations, (vi) debentures, (vi) notes, (viii) bonds or (ix) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (the "Registration Statement") to be filed with the Securities and Exchange Commission with respect to any Securities, and to any and all instruments or documents to be filed as a part of or in connection with said Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, including specifically, but without limiting the generality of the foregoing, power of authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other document, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact and


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agents, and each of them, full power to do and perform any and all acts and things, requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 21st day of February, 1995.


                                        /s/  WALTER V. SHIPLEY
                                        -------------------------------------
                                        Walter V. Shipley


                                        /s/  EDWARD D. MILLER
                                        -------------------------------------
                                        Edward D. Miller


                                        /s/  WILLIAM B. HARRISON, JR.
                                        -------------------------------------
                                        William B. Harrison, Jr.


                                        /s/  FRANK A. BENNACK, JR.
                                        -------------------------------------
                                        Frank A. Bennack, Jr.


                                        /s/  MICHEL C. BERGERAC
                                        -------------------------------------
                                        Michel C. Bergerac


                                        /s/  RANDOLPH W. BROMERY
                                        -------------------------------------
                                        Randolph W. Bromery


                                        /s/  CHARLES W. DUNCAN, JR.
                                        -------------------------------------
                                        Charles W. Duncan, Jr.


                                        /s/  MELVIN R. GOODES
                                        -------------------------------------
                                        Melvin R. Goodes


                                        /s/  GEORGE V. GRUNE
                                        -------------------------------------
                                        George V. Grune


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                                                  /s/ HAROLD S. HOOK
                                                  -----------------------------
                                                  Harold S. Hook

                                                  /s/ HELENE L. KAPLAN
                                                  -----------------------------
                                                  Helene L. Kaplan

                                                  /s/ J. BRUCE LLEWELLYN
                                                  -----------------------------
                                                  J. Bruce Llewellyn

                                                  /s/ JOHN P. MASCOTTE
                                                  -----------------------------
                                                  John P. Mascotte

                                                  /s/ JOHN F. MCGILLICUDDY
                                                  -----------------------------
                                                  John F. McGillicuddy

                                                  /s/ ANDREW C. SIGLER
                                                  -----------------------------
                                                  Andrew C. Sigler

                                                  /s/ MICHAEL I. SOVERN
                                                  -----------------------------
                                                  Michael I. Sovern

                                                  /s/ JOHN R. STAFFORD
                                                  -----------------------------
                                                  John R. Stafford

                                                  /s/ W. BRUCE THOMAS
                                                  -----------------------------
                                                  W. Bruce Thomas

                                                  /s/ MARINA v.N. WHITMAN
                                                  -----------------------------
                                                  Marina v.N. Whitman

                                                  /s/ RICHARD D. WOOD
                                                  -----------------------------
                                                  Richard D. Wood

                                                  /s/ PETER J. TOBIN
                                                  -----------------------------
                                                  Peter J. Tobin

                                                  /s/ JOSEPH L. SCLAFANI
                                                  -----------------------------
                                                  Joseph L. Sclafani